UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 1, 2015

Xenon Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200-3650 Gilmore Way Burnaby, British Columbia V5G 4W8 Canada
(Address of principal executive offices including zip code)

(604) 484-3300
(Registrant's telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2015, Xenon Pharmaceuticals Inc. (the "Company") issued a press release announcing results from the Phase 2b clinical trial of the product candidate TV-45070 in osteoarthritis of the knee. The clinical trial was conducted by the Company's collaboration partner Teva Pharmaceutical Industries, Ltd. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call and live audio webcast at 9:00 a.m. Eastern Time on July 1, 2015 to discuss the TV-45070 Phase 2b study. The live call may be accessed by dialing (855) 779-9075 for domestic callers or (631) 485-4866 for international callers, and providing conference ID number 78035986. The webcast will be broadcast live on the investors section of the Company's website.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press release dated July 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015	Xenon Pharmaceuticals Inc.
	By:	/s/ IAN MORTIMER Ian Mortimer Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 1, 2015.